UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 21, 2006


                           NETWORTH TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    0-27842                  54-1778587
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)            File Number)            Identification No.)


                  101 SW 11TH AVENUE, BOCA RATON, FLORIDA 33486
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (561) 392-6010
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

|_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
|_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINICPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 21, 2006 William White resigned from the Board of Directors of the Registrant. There were no disagreements by Mr. White with respect to the Registrant's operations, policies or practices to the knowledge of any executive officer of the Registrant.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             NETWORTH TECHNOLOGIES, INC.


Dated: February 24, 2005                  By:/s/ Anthony Joffe
                                             -----------------------------------
                                             Anthony Joffe
                                             President